UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2014

REGENCY ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

DELAWARE	001-35262	16-1731691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Bryan, Suite 3700
 Dallas, Texas 75201
 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (214) 750-1771

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

This Current Report provides combined pro forma financial information of Regency Energy Partners LP (the “Partnership”) to reflect the following transactions:

•
The proposed contribution of the outstanding member interests in (i) Eagle Rock Marketing, LLC, a Delaware limited liability company, (ii) Eagle Rock Pipeline GP, LLC, a Delaware limited liability company, and (iii) Eagle Rock Gas Services, LLC, a Delaware limited liability company, and 100% of the outstanding partner interests in (a) Eagle Rock Pipeline, L.P., a Delaware limited partnership, and (b) EROC Midstream Energy, L.P., a Delaware limited partnership, (collectively, the “EROC Interests”) by Eagle Rock Energy Partners, L.P., a Delaware limited partnership (“Eagle Rock”), to the Partnership as disclosed in the Partnership’s Form 8-K filed with the Securities and Exchange Commission, (the “SEC”) on December 24, 2013 (the “EROC Report”).  The assets held and operated by the EROC Interests collectively comprise Eagle Rock’s midstream business (the “Midstream Business”),

•
The merger whereby the Partnership acquired PVR Partners, L.P., a Delaware limited partnership (“PVR”), as disclosed in the Partnership’s Form 8-K filed with the SEC on October 10, 2013 (the “PVR Report”) completed on March 21, 2014, and

•
The contribution of the outstanding interests in the wholly-owned subsidiaries of Hoover Energy Partners, LP, a Delaware limited partnership (“HEP”), to the Partnership as disclosed in the Partnership’s Form 8-K filed with the SEC on December 23, 2013 (the “HEP Report” and collectively with the PVR Report and the EROC Report, the “Original Reports”), completed on February 3, 2014.

Exhibit 99.1 to this Current Report on Form 8-K/A presents the following unaudited pro forma combined financial information, which has been prepared in accordance with Article 11 of Regulation S-X:

•	Unaudited pro forma condensed consolidated balance sheet as of March 31, 2014;

•	Unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2014; and

•	Notes to unaudited pro forma condensed consolidated financial information.

Exhibit 99.2 to this Current Report on Form 8-K/A provides pro forma selected financial data as of and for the three months ended March 31, 2014 and historical selected financial data as of and for each of the years ended December 31, 2013, 2012, 2011, 2010 and 2009.

Exhibit 99.3 to this Current Report on Form 8-K/A includes the historical unaudited financial statements as of March 31, 2014 and for the three months ended March 31, 2014 of the Midstream Business.

This Current Report on Form 8-K/A supplements the Original Reports to include the unaudited pro forma condensed consolidated financial information of the Partnership and the historical unaudited financial statements of the Midstream Business.

Item 9.01 Financial Statements and Exhibits
(a)           Financial statements of business acquired.
(b)           Pro forma financial information.
(d)           Exhibits

Exhibit Number	Description
**Exhibit 99.1	Unaudited Pro Forma Combined Financial Information and Related Notes
**Exhibit 99.2	Selected Pro Forma and Historical Financial Data
**Exhibit 99.3	Unaudited Financial Statements of the Midstream Assets of Eagle Rock Energy Partners, L.P. as of March 31, 2014 and for the three months ended March 31, 2014.

** Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP By: Regency GP LP, its general partner By: Regency GP LLC, its general partner

	By:	/s/ Troy Sturrock
Troy Sturrock
Vice President and Controller

Date: May 16, 2014